Acquisition of Piranema Spirit - Fair Values of Assets Acquired and Liabilities Assumed by Partnership (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended			0 Months Ended	1 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Nov. 30, 2011 Piranema Spirit [Member]	Nov. 30, 2011 Piranema Spirit [Member]
ASSETS
Cash and cash equivalents				$ 2,439	$ 2,439
Other current assets				5,308	5,308
Vessels and equipment				292,242	292,242
Other assets - long-term				659	659
Total assets acquired				300,648	300,648
LIABILITIES
Current liabilities				8,458	8,458
In-process revenue contracts				127,900	127,900
Total liabilities assumed				136,358	136,358
Net assets acquired				164,290	164,290
Cash consideration	286,645		60,683	164,290	164,290
Net cash consideration			$ 161,851		$ 161,851